SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-1



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   __________



Date of Report (Date of earliest event reported)          November 8, 1996
                                                 -------------------------------

                      TOTAL WORLD TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   0-20922                 75-2274730
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


3200 North Military Trail, Suite 300, Boca Raton, Fl                33431
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (407) 997-5880
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS
            ------------

      On December 16, 1996, the Company completed the acquisition of all of the capital stock of NETTouch Communications, Inc., Dallas, Texas ("NETTouch"). In consideration for the acquisition, the Company paid to the principal shareholders of NETTouch, $2,400,000 and issued a Common Stock Purchase Warrant (the "Warrants") to acquire shares of Common Stock of the Company on or prior to December 31, 2000 at an exercise price of $7.75 per share. The actual number of Warrants to be received is predicated on the level of revenues periodically obtained by NETTouch during the 1997 calendar year. The principal shareholder of NETTouch was Telecommunications Resources, Inc. ("TRI") also from Dallas, TX. TRI is a software developer and provider of telecommunications platforms which converge technologies and telecommunications services, such as worldwide long-distance, voice mail, virtual fax, travel card, wireless messaging notification, enhanced "follow me" features, conference calling, paging, internet access, text-to- screen e-mail, website development and hosting and more into a convenience of single 1-800/888 numbers. These services allow the user a variety of office services through one telephone number. NETTouch currently markets these bundled services under the brand name "N'Touch." Under the acquisition agreement, N'Touch as a wholly-owned subsidiary of the Company will receive licensing rights to market TRI's future products and services to the home- based business segment, which management believes is one of the fastest growing segments in our society.

      On December 9, 1996, the Company entered into a Note Purchase Agreement and Registration Rights Agreements pursuant to which it issued its Promissory Note (the "Note") in the amount of $8,000,000 to GFL Advantage Fund Limited, Curacao, Netherlands Antilles ("GFL"), and received gross proceeds of $8,000,000. The Note matures on December 9, 1998 and bears interest at the rate of 7 percent per annum payable quarterly commencing February 1, 1997. The Note may be prepaid prior to maturity without penalty or premium. Payment of principal and interest may be paid in Common Stock of the Company under certain conditions.

      GFL has the right at any time commencing on the earlier of March 7, 1997 or the effective date of the Company's registration statement to be filed under the Securities Act of 1933 to convert the principal amount and interest into Common Stock of the Company into increments of $50,000 or more, by the lower of
(i) 75% of the applicable closing price of the Company's Common Stock prior to conversion or (ii) $8.10. Such percentage is subject to reduction in the event the Company is unable to comply with specified requirements regarding the registration of the underlying Common Stock under the Securities Act of 1933 within the specified time period. The Company paid a finder's fee of $560,000 to Wharton Capital Partners, Ltd. in connection with this transaction. The proceeds of this financing were utilized in substantial part to complete the acquisition of NETTouch Communications, Inc., which was consummated on December 16, 1996.


ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
            ---------------------------------------------------

      On November 8, 1996, the Company issued 65,000 shares of its Series T Convertible Preferred Stock pursuant to Regulation S under the Act to four non-U.S. resident purchasers, and received gross proceeds of $6,500,000 and net proceeds of $5,703,500 after payment of the related finder's fee and expenses. One-half of the shares are convertible into Common Stock of the Company at 75% of the closing bid price of such Common Stock following 45 days after issuance, and the remaining 50 percent are convertible at 75% of the closing bid price 60 days after completion of the offering.

      On November 18, 1996, the Company issued 56,200 shares of its Series U Convertible Preferred Stock pursuant to Regulation S under the Act to ten non-U.S. resident purchasers, and received gross proceeds of $5,620,000 and net proceeds of $4,889,400 after payment of the related finder's fee and expenses. Fifty percent of the shares are convertible into Common Stock of the Company 45 days after the completion of the offering at 75% of the closing bid price of the Common Stock, and the remaining 50 percent is convertible 60 days after completion of the offering also at 75% of the closing bid price prior to the date of conversion.

      On November 19, 1996, the Company issued 46,250 shares of its Series W Convertible Preferred Stock pursuant to Regulation S under the Act to ten non-U.S. resident purchasers and received gross proceeds of $4,625,000, and net proceeds of $4,007,250 after payment of the related finder's fee and expenses. Of this amount, 15, 416 shares are convertible into Common Stock of the Company 45 days after the completion of the offering at 75% of the closing bid price of the Common Stock, and the remaining shares are convertible 60 days after completion of the offering also at 75% of the closing bid price prior to the date of conversion. The conversion price, however, may not exceed $12.00 for those holders converting on or after 45 days, and no more than $6.00 for those holders converting on or after 60 days following the completion of the offering.

      On November 26, 1996, the Company issued 11,250 shares of its Series X Convertible Preferred Stock pursuant to Regulation S under the Act to 15 non-U.S. resident purchasers, and received gross proceeds of $1,125,000 and net proceeds of $1,057,485 after payment of related finder's fees and expenses.

Fifty percent of the shares are convertible into Common Stock of the Company 60 days after the completion of the offering at 80% of the closing bid price of the Common Stock prior to conversion, and the remaining 50 percent is convertible 90 days after completion of the offering also at 80% of the closing bid price prior to the date of conversion. The conversion price, however, may not exceed $12.00.

      On December 18, 1996, the Company issued 25,000 shares of its Series Y Convertible Preferred Stock pursuant to Regulation S under the Act to a non-U.S. resident purchaser and received gross proceeds of $2,500,000, and net proceeds of $1,893,500 after payment of related finder's fees and expenses. Fifty percent of the shares are convertible into Common Stock of the Company 60 days after the completion of the offering at 75% of the closing bid price of the Common Stock prior to conversion, and the remaining 50 percent is convertible 90 days after completion of the offering also at 75% of the closing bid price prior to the date of conversion.

      All of the Series T, Series U, Series W, Series X and Series Y Preferred Stock are subject to redemption by the Company prior to or at the time of conversion. Based on negotiations with various holders of the aforementioned Preferred Stock Series, the Company anticipates that various of such holders will retain such Preferred Stock or roll-over or exchange such Preferred Stock for alternative Preferred Stock Series providing similar or revised terms. The Company may in some circumstances, as determined by management, redeem various Preferred Stock Series in accordance with the terms of such series. All of the purchasers will be required to submit a separate opinion of counsel prior to removal of restrictive legends on their stock certificates.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOTAL WORLD TELECOMMUNICATIONS, INC.



                                    By: /s/ Joseph L. Lents
                                       -----------------------------------------
                                       Joseph L. Lents
                                       Chairman and
                                       Principal Executive Officer

Dated:  March 26, 1997